Exhibit 32.1



                     Certification Pursuant to Section 906
                       of the Sarbanes-Oxley Act of 2002


In connection with the filing of the Annual Report on Form 10-K of Strategic Acquisitions, Inc. (the "Company") for the year ended December 31, 2011 as filed with the Securities and Exchange Commission, I, John P. O'Shea, President of the Company certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results or operations of the Company.



/s/ JOHN P. O'SHEA                                               March 30, 2012
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John P. O'Shea
Principal Executive Officer and
Principal Financial Officer